UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/20/2007

Quadra Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33308

Maryland	20-5775392
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

622 Third Avenue, 30th Floor
New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 671-6400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The Registrant's press release dated December 20, 2007, announcing a cash dividend of $0.19 per share on outstanding Quadra Realty Trust, Inc. common stock payable on January 15th, 2008 to stockholders of record as of the close of business on December 31, 2007, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quadra Realty Trust, Inc.

Date: December 20, 2007	By:	/s/ Steven M. Sherwyn
Steven M. Sherwyn
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Quadra Realty Trust, Inc. press release announcing $0.19 dividend